                                                                     EXHIBIT 4.2

                 AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT

          AMENDMENT NO. 1 (this "Amendment"), dated as of May 5, 2006, among TECUMSEH PRODUCTS COMPANY, a Michigan corporation (the "Borrower"), the Lenders party hereto, and CITICORP USA, INC., as administrative agent and collateral agent for the Lenders (in such capacities, the "Administrative Agent"), amends certain provisions of the SECOND LIEN CREDIT AGREEMENT, dated as of February 6, 2006 (as further amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time party thereto as lenders (the "Lenders") and the Administrative Agent.

                                   WITNESSETH:

          WHEREAS, the Borrower's Brazilian Subsidiaries have entered into or may in the future enter into receivables financing transactions whereby the Brazilian Subsidiaries discount or sell, either with or without recourse under Brazilian law, export receivables pursuant to and in accordance with one or more programs administered by the Brazilian Central Bank (the "Brazilian Receivables Transactions");

          WHEREAS, as the Brazilian Receivables Transactions may constitute an Off-Balance Sheet Liability, which constitutes Indebtedness, the incurrence of which may be prohibited by Section 8.1 of the Credit Agreement; and

          WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent have agreed (i) to amend Section 8.1 of the Credit Agreement to permit the Brazilian Subsidiaries to enter into the Brazilian Receivables Transactions and (ii) to waive any Default or Event of Default that may have arisen in connection with such transaction;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

          2. AMENDMENT TO THE CREDIT AGREEMENT. As of the First Amendment Effective Date (as defined in Section 4), the Credit Agreement is hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in alphabetical order:

               "Brazilian Receivables Transactions" means a transaction whereby the Brazilian Subsidiaries discount or sell, either with or without recourse under Brazilian law, export receivables pursuant to and in accordance with one or more programs administered by the Brazilian Central Bank.

          (b) Clause (k) of Section 8.1 of the Credit Agreement is hereby amended in its entirety as follows:

               (k) Indebtedness (not otherwise permitted under this Section 8.1) incurred (i) in connection with the Brazilian Receivables Transactions; provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount (or equivalent repurchase obligation) of all such Indebtedness incurred pursuant to this clause (i) shall not exceed $150,000,000 at any


                                       1

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     time and (ii) by any Material Foreign Subsidiary (other than in connection with the Brazilian Receivables Transactions mentioned in clause (i) above); provided, however, that the Dollar Equivalent of the aggregate outstanding principal amount of all such Indebtedness incurred pursuant to this clause
     (ii) shall not exceed $25,000,000 at any time; and

          3. WAIVER. The Lenders party hereto, constituting the Requisite Lenders, hereby waive any Default or Event of Default that may have arisen as a result of the Brazilian Receivables Transactions.

          4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective, as of February 6, 2006, on the date (the "First Amendment Effective Date") when the Administrative Agent shall have received all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

               (a) this Amendment, executed by the Borrower, the Administrative Agent and the Requisite Lenders;

               (b) the Consent of Guarantors (attached hereto), executed by each Guarantor; and

               (c) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

          5. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, and as of the First Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

               (a) Each of the representations and warranties contained in
Article IV of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; and

               (b) No Default or Event of Default has occurred and is continuing.

          6. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and consents contained herein shall not constitute an amendment or a waiver of any other provision of the Credit Agreement or the other Loan Documents or for any other purpose except as expressly set forth herein.

          7. LOAN DOCUMENTS. This Amendment is deemed to be a "Loan Document" for the purposes of the Credit Agreement.

          8. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered pursuant hereto, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.


                                       2

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          9. GOVERNING LAW; COUNTERPARTS; MISCELLANEOUS.

               (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               (b) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

               (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

               (d) From and after the First Amendment Effective Date, all references in the Credit Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

                            [signature pages follow]


                                       3

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          IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment No. 1 to the Credit Agreement to be effective for all purposes as of the First Amendment Effective Date.

                                        Borrower

                                        TECUMSEH PRODUCTS COMPANY
                                        as Borrower


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President, Treasurer & CFO


                                        Administrative Agent

                                        CITICORP USA, INC.,
                                        as Administrative Agent and Collateral
                                        Agent


                                        By: /s/ SEBASTIEN DELASNERIE
                                            ------------------------------------
                                        Name: Sebastien Delasnerie
                                        Title: Vice President


                                        Lenders

                                        ABLECO FINANCE LLC,
                                        on behalf of itself and its affiliates
                                        as a Lender


                                        By: /s/ KEVIN GENDA
                                            ------------------------------------
                                        Name: Kevin Genda
                                        Title: Senior Vice President


                                        JPMORGAN CHASE BANK, N.A.,
                                        as a Lender


                                        By: /s/ JEFFREY W. SWARTZ
                                            ------------------------------------
                                        Name: Jeffrey W. Swartz
                                        Title: Vice President


                                        WHITNEY PRIVATE DEBT FUND, L.P.,
                                        as a Lender

                                        By: Whitney Private Debt GP, LLC,
                                            Its General Partner


                                        By: /s/ KEVIN J. CURLEY
                                            ------------------------------------
                                        Name: Kevin J. Curley
                                        Title: Attorney-in-Fact

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO FIRST LIEN CREDIT AGREEMENT]

                                        NORTH AMERICAN COMPANY FOR LIFE AND
                                        HEALTH INSURANCE
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        ORPHEUS FUNDING LLC
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        SANDS POINT FUNDING LTD.
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        KENNECOTT FUNDING LTD.
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        GREEN LANE CLO LTD.
                                        as a Lender


                                        By: /s/ KAITLIN TRINH
                                            ------------------------------------
                                        Name: Kaitlin Trinh
                                        Title: Director


                                        CYRUS OPPORTUNITIES MASTER FUND II, LTD, as a Lender


                                        By: /s/ ROBERT A. NISI
                                            ------------------------------------
                                        Name: Robert A. Nisi
                                        Title: Partner, Chief Operating Officer

       [SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT]

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                              CONSENT OF GUARANTORS

                                                         Dated as of May 5, 2006

          Each of the undersigned companies, as a Guarantor under the Guaranty dated February 6, 2006 (the "Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                            [Signature pages follow]

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          IN WITNESS WHEREOF, the parties hereto have consented to this
Amendment No. 1, as of the date first written above.

                                        CONVERGENT TECHNOLOGIES
                                        INTERNATIONAL, INC.
                                        TECUMSEH TRADING COMPANY
                                        EVERGY, INC.
                                        FASCO INDUSTRIES, INC.
                                        MANUFACTURING DATA SYSTEMS, INC.
                                        M. P. PUMPS, INC.
                                        TECUMSEH CANADA HOLDING COMPANY
                                        TECUMSEH COMPRESSOR COMPANY
                                        TECUMSEH POWER COMPANY
                                        VON WEISE GEAR COMPANY
                                        as U.S. Guarantors


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President and Treasurer


                                        EUROMOTOR, INC.
                                        as U.S. Guarantor


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President


                                        HAYTON PROPERTY COMPANY, LLC
                                        TECUMSEH DO BRASIL USA, LLC
                                        as U.S. Guarantors


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: President


                                        TECUMSEH PRODUCTS OF CANADA LIMITED,
                                        as Canadian Guarantor


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President


                                        FASCO MOTORS COMPANY,
                                        as Canadian Guarantor


                                        By: /s/ JAMES S. NICHOLSON
                                            ------------------------------------
                                        Name: James S. Nicholson
                                        Title: Vice President

     [SIGNATURE PAGE TO GUARANTOR CONSENT TO AMENDMENT NO. 1 TO SECOND LIEN
                                CREDIT AGREEMENT]